Exhibit 10.14

AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1, dated as of February 1, 2013 (this “Amendment”), by and among the Borrowers, the Guarantors, Holdings, the Required Lenders and the Administrative Agent, to the Credit Agreement, dated as of August 21, 2012, among CLASSIC CRUISES, LLC, a Delaware limited liability company (and its successors and assigns, “LLC I”), CLASSIC CRUISES II, LLC, a Delaware limited liability company (and its successors and assigns, “LLC II”, together with LLC I, collectively, “Holdings”), SEVEN SEAS CRUISES S. DE R.L., a Panamanian sociedad de responsibilidad limitada (“SSC” or the “Borrower Representative”), SSC Finance Corp., a Delaware corporation (“SSC Finance” and, together with SSC, the “Borrowers”), DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and as Collateral Agent, and each lender from time to time party thereto (the “Credit Agreement”). Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.
W I T N E S S E T H:
WHEREAS, pursuant to Section 10.08 of the Credit Agreement, the Borrowers desire to create new classes of Term B-1 Loans as Refinancing Term Loans pursuant to Section 2.21(j) of the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as and in the aggregate (but, for the avoidance of doubt, not the respective) principal amounts as the Term B Loans as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;
WHEREAS, each Person that executes and delivers a signature page to this Amendment as a Term B-1 Lender will make Term B‑1 Loans to the Borrowers in the amount set forth on the signature page of such Person on the effective date of this Amendment, the proceeds of which will be used by the Borrowers to repay in full the aggregate outstanding principal amounts of Term B Loans;
WHEREAS, the Loan Parties and the Term B-1 Lenders wish to make certain other amendments to the Credit Agreement to give effect to the Refinancing Term Loans;
NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I

Amendments
Section 1.1.    Amendments Relating to Term B-1 Loans. Subject to the occurrence of the Amendment No. 1 Effective Date:
(a)    Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Amendment No. 1” means Amendment No. 1 to this Agreement dated as of February 1, 2013.
“Amendment No. 1 Arrangers” means Deutsche Bank Securities Inc. and Barclays Bank PLC, as joint lead arrangers, and Deutsche Bank Securities Inc., Barclays Bank PLC, J.P. Morgan Securities LLC and HSBC Securities (USA) Inc., as joint bookrunners, in connection with Amendment No. 1.
“Amendment No. 1 Effective Date” means the date upon which all the conditions precedent to the effectiveness of Amendment No. 1 have been satisfied.
“Term B-1 Lender” shall mean a Lender with either a Term B-1 Loan Commitment or an outstanding Term B-1 Loan.
“Term B-1 Loan” means a Loan that is made pursuant to Section 2.01(d) of the Credit Agreement on the Amendment No. 1 Effective Date.
“Term B-1 Loan Commitment” shall mean with respect to each Term B-1 Lender, the commitment of such Term B-1 Lender to make Term B-1 Loans in Dollars as set forth in Section 2.01(d). The initial amount of each Lender’s Term B-1 Loan Commitment is set forth on such Term B-1 Lender’s signature page to Amendment No. 1 or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Term B-1 Loan Commitment, as applicable. The aggregate amount of the Term B-1 Commitments on the Amendment No. 1 Effective Date is $296,250,000.
“Term B-1 Loan Installment Date” shall have the meaning assigned to such term in Section 2.10(a)(ii).
(b)    The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Applicable Margin’ shall mean for any day (i)  with respect to any Term B-1 Loan, 3.50% per annum in the case of any Eurocurrency Loan and 2.50% per annum in the case of any ABR Loan, (ii) with respect to any Revolving Facility Loan for any period prior to the first Adjustment Date, 5.00% per annum in the case of any Eurocurrency Loan and 4.00% per annum in the case of any ABR Loan, and thereafter, the applicable rate determined pursuant to the Pricing Grid, (iii) with respect to any Other Incremental Term Loan or Other Incremental Revolving Loan, the ‘Applicable Margin’ set forth in the Incremental Assumption Agreement relating thereto, and (iv) with respect to any Refinancing Term Loan or Other Revolving Loan, the ‘Applicable Margin’ set forth in the Incremental Assumption Agreement relating thereto.”
(c)    The definition of “Commitments” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Commitments’ shall mean (a) with respect to any Lender, such Lender’s Revolving Facility Commitment (including any Incremental Revolving Facility Commitment, Replacement Revolving Facility Commitment, and Other Revolving Facility Commitment), Term B Loan Commitment, Term B-1 Commitment, Incremental Term Loan Commitment, and (b) with respect to any Swingline Lender, its Swingline Commitment.”

(d)    The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Loan Documents’ shall mean this Agreement, Amendment No. 1, any Letter of Credit, the Security Documents, each Incremental Assumption Agreement, the Existing Intercreditor Agreement, any First Lien Intercreditor Agreement, any Second Lien Intercreditor Agreement, any Note issued under Section 2.09(e) and solely for the purposes of Sections 4.02 and 8.01of this Agreement, any fee letters entered into between the Agents, the Arrangers, the Joint Bookrunners and Holdings.”
(e)    The definition of “Term Facility” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Term Facility’ shall mean the Term B Facility and/or any or all of the Term B-1 Loans and/or any or all of the Incremental Term Facilities and/or any or all of the Refinancing Term Loans.”
(f)    The definition of “ Term Facility Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Term Facility Maturity Date’ shall mean, as the context may require, (a) with respect to the Term B Facility in effect on the Closing Date and the Term B-1 Loans, December 21, 2018 and (b) with respect to any other Class of Term Loans, the maturity dates specified therefor in the applicable Incremental Assumption Agreement.”
(g)    The definition of “Term Loan Installment Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Term Loan Installment Date’ shall mean any Term B Loan Installment Date, any Term B-1 Installment Date, any Incremental Term Loan Installment Date or any Other Term Loan Installment Date.”
(h)    The definition of “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Term Loans’ shall mean the Term B Loans and/or the Term B-1 Loans and/or the Incremental Term Loans and/or the Refinancing Term Loans.”
(i)    All references to “Term B Borrowing,” “Term B Commitment,” “Term B Lender” and “Term B Loan” in the Loan Documents shall be deemed to be replaced with “Term B-1 Borrowing,” “Term B-1 Commitment,” “Term B-1 Lender” and “Term B-1 Loan” respectively (unless the context otherwise requires, including, without limitation, with respect to the definitions of “Term B Borrowing,” “Term B Commitment,” “Term B Lender,” “Term B Loan,” Section 2.01(a) of the Credit Agreement and the Preliminary Statements to the Credit Agreement).
(j)    Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (d) to such Section:
“(d)    Subject to the terms and conditions hereof and of Amendment No. 1, each Term B-1 Lender severally agrees to make a Term B-1 Loan to the Borrowers on the

Amendment No. 1 Effective Date in the principal amount not to exceed its Term B-1 Commitment. All Term B-1 Loans will have the Types and Interest Periods specified in the Borrowing Request delivered in connection therewith. All accrued and unpaid interest on the Term B Loans to, but not including the Amendment No. 1 Effective Date shall be payable on the Amendment No. 1. Effective Date and the Borrowers will make any payments required under Section 2.16 with respect to the Term B Loans in accordance therewith.”
(k)    Section 2.10(a) of the Credit Agreement is hereby amended by adding the following as a new clause (ii) to such Section and the subsequent clauses shall be re-numbered accordingly:
“(ii)    the Borrowers shall repay Term B-1 Borrowings on the last day of each March, June, September and December of each year (commencing March 2014) and on the applicable Term Facility Maturity Date or, if any such date is not a Business Day, on the next succeeding Business Day (each such date being referred to as a “Term B-1 Loan Installment Date”), in an aggregate principal amount of the Term B-1 Loans equal to (A) in the case of quarterly payments due prior to the applicable Term Facility Maturity Date, an amount equal to $750,000, and (B) in the case of such payment due on the Term Facility Maturity Date, an amount equal to the then unpaid principal amount of the Term B-1 Loans outstanding;”
(l)    Section 2.12 of the Credit Agreement is hereby amended by adding the following new clause (g) to such section:
“(g)    In the event that, on or prior to the date that is twelve months after the Amendment No. 1 Effective Date, any Borrower (x) prepays, refinances, substitutes or replaces any Term B-1 Loan in connection with a Repricing Transaction (including, for the avoidance of doubt, with any Refinancing Term Loans or Replacement Revolving Facility Loans that constitutes a Repricing Transaction) or (y) effect any amendment of this Agreement resulting in a Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x), a prepayment premium of 1% of the aggregate principal amount of the Term B-1 Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1% of the aggregate principal amount of the applicable Term B-1 Loans outstanding immediately prior to such amendment which are the subject of such Repricing Transaction. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”
(m)    Section 3.12 of the Credit Agreement is hereby amended by adding the following new clause (c) to such section:
“(c)    The Borrowers will use the proceeds of Term B-1 Loans to refinance the Term B Loans on the Amendment No. 1 Effective Date.”
ARTICLE II

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) on which:
(a)    The Administrative Agent (or its counsel) shall have received from (i) each Term B-1 Lender with a Term B-1 Commitment, (ii) the Administrative Agent and (iii) each Loan Party and Holdings, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.
(b)    The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each Issuing Bank on the Amendment No. 1 Effective Date, a written opinion of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, special counsel to the Loan Parties, (ii) each local counsel reasonably satisfactory to the Administrative Agent or as specified on Schedule 4.02(b) to the Credit Agreement, (iii) McKinney, Bancroft & Hughes, special Bahamas maritime counsel for the Loan Parties and (iv) Burke & Parsons, special maritime counsel for the Loan Parties (which opinion shall be limited to covering the status of the Vessel Mortgages as “preferred mortgages” under Title 46 United States Code, Section 31301(6)(B)), in each case (A) dated as of the Amendment No. 1 Effective Date, (B) addressed to each Issuing Bank on the Amendment No. 1 Effective Date, the Administrative Agent, the Collateral Agent and the Lenders, (C) in form and substance reasonably satisfactory to the Administrative Agent and (D) to the extent requested by the Administrative Agent.
(c)    The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party and Holdings dated the Amendment No. 1 Effective Date and certifying:
(i)    a copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, (1) if available from an official in such jurisdiction, certified as of a recent date by the Secretary of State (or other similar official) of the jurisdiction of its organization, or (2) otherwise certified by the Secretary or Assistant Secretary of such Loan Party or other person duly authorized by the constituent documents of such Loan Party,
(ii)    a certificate as to the good standing (to the extent such concept or a similar concept exists under the laws of such jurisdiction) of such Loan Party as of a recent date from such Secretary of State (or other similar official),
(iii)    that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the Amendment No. 1 Effective Date and at all times since a date prior to the date of the resolutions described in clause (iv) below,

(iv)    that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of the Loan Documents dated as of the Amendment No. 1 Effective Date to which such person is a party and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Amendment No. 1 Effective Date,
(v)    as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party, and
(vi)    as to the absence of any pending proceeding for the dissolution or liquidation of such Loan Party or, to the knowledge of such person, threatening the existence of such Loan Party.
(d)    All other fees and expenses due to the Administrative Agent, the Amendment No. 1 Arrangers and the Lenders required to be paid on the Amendment No. 1 Effective Date shall have been paid. All reasonable costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Amendment No. 1 Arrangers) of the Administrative Agent and the Amendment No. 1 Arrangers in connection with this Amendment and the transactions contemplated hereby shall have been paid, to the extent invoiced.
(e)    The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA PATRIOT Act that has been requested not less than five (5) Business Days prior to the Amendment No. 1 Effective Date.
(f)    The aggregate principal amount of the Term B-1 Commitments shall equal the aggregate principal amount of the outstanding Term B Loans immediately prior to the effectiveness of this Amendment.
(g)    The Borrowers shall have paid to the Administrative Agent, (x) for the ratable account of the Lenders of the Term B Loans all accrued and unpaid interest on the Term B Loans to, but not including, the Amendment No. 1 Effective Date on the Amendment No. 1 Effective Date and (y) for the ratable account of all Term B Lenders immediately prior to the Amendment No. 1 Effective Date, an amount equal to 1.0% of the aggregate principal amount of Term B Loans in accordance with Section 2.12(d) of the Credit Agreement.
(h)    The representations and warranties set forth in the Loan Documents shall be true and correct in all material respects as of the date hereof, as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(i)    At the time of and immediately after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing.
(j)    The Administrative Agent shall have received a certificate, dated the Amendment No. 1 Effective Date and signed by a Responsible Officer of the Borrower Representative, confirming compliance with the conditions set forth in paragraphs (h) and (i) of this Article II.
The Administrative Agent shall notify the Borrower Representative and the Lenders of the Amendment No. 1 Effective Date.
ARTICLE III

Representation and Warranties
After giving effect to the amendments contained herein, on the Amendment No. 1 Effective Date the Borrowers hereby confirm that: (a) this Amendment has been duly authorized, executed and delivered by each Borrower and Holdings and constitutes the legal, valid and binding obligations of each Borrower and Holdings enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity; (b) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of the Amendment No. 1 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date (other than the representation and warranty in Section 3.18 which shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date)); and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement.
ARTICLE IV

Miscellaneous
Section 4.1.    Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties or Holdings that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
Section 4.2.    Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 4.3.    Waivers. Solely in connection with the borrowing of Term B-1 Loans on the Amendment No. 1 Effective Date and the repayment of Term B Loans in connection therewith, (a) the Administrative Agent hereby waives any required notice of refinancing of Term B Loans pursuant to Section 2.21(j) of the Credit Agreement and (b) the Administrative Agent and the Term B-1 Lenders hereby waive any required notice of borrowing of Term B-1 Loans pursuant to Section 2.03 of the Credit Agreement.
Section 4.4.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 4.5.    Reaffirmation. Each Loan Party, and with respect to clause (i) below, Holdings, hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under each Guarantee, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

CLASSIC CRUISES, LLC, as Holdings
CLASSIC CRUISES II, LLC, as Holdings
By: PRESTIGE CRUISE HOLDINGS, INC., its sole member
By: /s/ JASON M. MONTAGUE
Name: Jason Montague
Title: Secretary
SEVEN SEAS CRUISES S. DE R.L., as a Borrower
SSC FINANCE CORP., as a Borrower
By: /s/ JASON M. MONTAGUE
Name: Jason Montague
Title: Secretary

NAVIGATOR VESSEL COMPANY, LLC,
as a Subsidiary Guarantor
VOYAGER VESSEL COMPANY, LLC,
as a Subsidiary Guarantor
MARINER, LLC, as a Subsidiary Guarantor
By: SEVEN SEAS CRUISES S. DE R.L., its sole member
By: /s/ JASON M. MONTAGUE
Name: Jason Montague
Title: Secretary
CELTIC PACIFIC (UK) TWO LIMITED, as a Subsidiary Guarantor
By:By: /s/ Robin Lindsay
Name: Robin Lindsay
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Executed by PRESTIGE CRUISE SERVICES (EUROPE) LIMITED, as a Subsidiary Guarantor acting by a director in the presence of:	) ) )	sign here: /s/ Jason Montague
Director print name: Jason Montague
In the presence of: Witness signature:		Witness sign here: /s/ Jill Guidicy
Witness name:		print name: Jill A. Guidicy
Witness address: 8300 NW 33 Street
Suite 100
Miami, FL 33122

Witness occupation: Attorney

[Signature Page to Amendment No. 1 to Credit Agreement]

Executed by SUPPLYSTILL LIMITED, as a Subsidiary Guarantor acting by a director in the presence of:	) ) )	sign here: /s/ Robin Lindsay
Director print name: Robin Lindsay
In the presence of: Witness signature:		Witness sign here: /s/ Jill Guidicy
Witness name:		print name: Jill A. Guidicy
Witness address: 8300 NW 33 Street
Suite 100
Miami, FL 33122

Witness occupation: Attorney

[Signature Page to Amendment No. 1 to Credit Agreement]

Executed by CELTIC PACIFIC (UK) LIMITED, as a Subsidiary Guarantor acting by a director in the presence of:	) ) )	sign here: /s/ Robin Lindsay
Director print name: Robin Lindsay
In the presence of: Witness signature:		Witness sign here: /s/ Jill Guidicy
Witness name:		print name: Jill A. Guidicy
Witness address: 8300 NW 33 Street
Suite 100
Miami, FL 33122

Witness occupation: Attorney

[Signature Page to Amendment No. 1 to Credit Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH
    as Administrative Agent and Collateral Agent

By:	/s/ Erin Morrissey Name: Erin Morrissey Title: Director

By:	/s/ Marcus Tarkington Name: Marcus M. Tarkington Title: Director
DEUTSCHE BANK SECURITIES INC.
as a Term B-1 Lender

By:	/s/ Erin Morrissey Name: Erin Morrissey Title: Director

By:	/s/ Marcus Tarkington Name: Marcus M. Tarkington Title: Director

Term B-1 Commitments:
$296,300,000

[Signature Page to Amendment No. 1 to Credit Agreement]